NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund
Nationwide Bailard International Equities Fund
Nationwide Global Sustainable Equity Fund
Nationwide International Small Cap Fund
Nationwide Janus Henderson Overseas Fund
Supplement dated September 12, 2024
to the Prospectus dated February 28, 2024
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Effective October 1, 2024:

1.	The table under the heading “Fees and Expenses” on page 13 of the Prospectus with respect to the Nationwide Global Sustainable Equity Fund is hereby deleted and replaced with the following:

	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b‑1) Fees	0.25%	None	None
Other Expenses	0.24%	0.14%	0.30%

Total Annual Fund Operating Expenses	1.14%	0.79%	0.95%

(1)	“Management Fees” has been restated to reflect the reduction of contractual investment advisory fees, effective October 1, 2024.

2.	The table under the heading “Example” on page 13 of the Prospectus with respect to the Nationwide Global Sustainable Equity Fund is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$916	$1,167	$1,881
Class R6 Shares	81	252	439	978
Institutional Service Class Shares	97	303	525	1,166

3.	The following information supplements the “Management Fees” section on page 53 of the Prospectus:
Beginning October 1, 2024, the Nationwide Global Sustainable Equity Fund will pay NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.

Fund	Assets	Management Fee

Nationwide Global Sustainable Equity Fund	Up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million up to $1 billion	0.58%
	$1 billion and more	0.55%
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE